UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2012

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  Other Events.

On December 5, 2012, AvalonBay Communities, Inc. (the “Company”) priced a public offering (the “Offering”) of an aggregate of $250,000,000 principal amount of its 2.85% Medium Term Notes due 2023 (the “Notes”).  The offering was made pursuant to a Pricing Supplement dated December 5, 2012, a Prospectus Supplement dated September 6, 2012, and a Prospectus dated February 27, 2012 relating to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-179720).  The Terms Agreement, dated December 5, 2012, and the Distribution Agreement, dated September 6, 2012, each by and among the Company and the Agents named therein, are filed as Exhibit 1.1 and Exhibit 1.2, respectively.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon, as trustee, dated as of January 16, 1998, as supplemented by a First Supplemental Indenture dated as of January 20, 1998, a Second Supplemental Indenture dated as of July 7, 1998, an Amended and Restated Third Supplemental Indenture dated as of July 10, 2000 and a Fourth Supplemental Indenture dated as of September 18, 2006.

The Notes bear interest from December 14, 2012, with interest on the Notes payable semi-annually on March 15 and September 15, beginning on March 15, 2013.  The Notes will mature on March 15, 2023.  The Company will use the aggregate net proceeds, after underwriting discounts and other transaction-related costs, of approximately $246.1 million from the sale of the Notes for general corporate purposes, which may include the repayment of a portion of the debt that the Company expects to assume in connection with the Archstone Portfolio Acquisition (as defined in the Pricing Supplement with respect to the Notes) or the repayment of a portion of the Company’s current outstanding secured indebtedness, or as additionally described in the Pricing Supplement with respect to the Notes.  The settlement date for the Notes is December 14, 2012.

ITEM 9.01           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

1.1	Distribution Agreement, dated September 6, 2012 (incorporated by reference from Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 13, 2012).
1.2*	Terms Agreement, dated December 5, 2012.
5.1*	Legal Opinion of Goodwin Procter LLP, dated December 13, 2012.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

December 13, 2012
	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Distribution Agreement, dated September 6, 2012 (incorporated by reference from Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 13, 2012).
1.2*	Terms Agreement, dated December 5, 2012.
5.1*	Legal Opinion of Goodwin Procter LLP, dated December 13, 2012.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

*  Filed herewith.